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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2005

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


                     0-25064                        41-1580506
            (Commission File Number)              (IRS Employer
                                                Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On May 9, 2005, Health Fitness Corporation issued a press release announcing its financial results for the first quarter ending March 31, 2005. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

        The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.


ITEM 9.01 FINANCIAL STATEMENTS AND SCHEDULES.

      (a) Financial Statements: None.

      (b) Pro Forma Financial Information: None.

      (c) Exhibits:

          Exhibit 99.1 Press Release dated May 9, 2005.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTH FITNESS CORPORATION


                                        By     /s/ Wesley Winnekins
                                          --------------------------------------
Date: May 11, 2005                             Wesley Winnekins
                                               Chief Financial Officer











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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           HEALTH FITNESS CORPORATION
                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                             Commission File No.:
May 9, 2005                                                              0-25064

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                           HEALTH FITNESS CORPORATION

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Exhibit Number       Description

      99.1           Press release dated May 9, 2005.